iShares®

iShares, Inc.

iShares Trust

Supplement dated July 13, 2012

to the Prospectus (the “Prospectus”)

and Statement of Additional Information (the “SAI”)

dated December 28, 2011 for the

iShares MSCI Emerging Markets Energy Sector Capped Index Fund,

the Prospectus and SAI dated December 30, 2011

(as revised January 11, 2012) for the

iShares MSCI Australia Small Cap Index Fund,

the Prospectus dated December 30, 2011 and

SAI dated December 30, 2011 (as revised May 16, 2012) for the

iShares MSCI Emerging Markets Consumer Discretionary

Sector Index Fund and

the Prospectus and SAI dated December 30, 2011 for the

iShares MSCI World Index Fund (together, the “Funds”)

The information in this Supplement updates information in, and should be read in conjunction with, the Prospectus and SAI for each Fund.

Effective July 13, 2012, for each of the Funds, the number of shares in a Creation Unit and the approximate value of one Creation Unit of each Fund are as follows:

Fund	Creation Unit Size	Approximate Value of a Creation Unit

iShares MSCI Australia Small Cap Index Fund	50,000	$1,100,000

iShares MSCI Emerging Markets Consumer Discretionary Sector Index Fund	50,000	$2,300,000

iShares MSCI Emerging Markets Energy Sector Capped Index Fund	50,000	$2,000,000

iShares MSCI World Index Fund	200,000	$10,250,000

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock Fund Advisors or its affiliates. IS-A-SU-17

PLEASE RETAIN THIS SUPPLEMENT

FOR FUTURE REFERENCE